UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2011 (March 1, 2011)

CONTINENTAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-32886	73-0767549
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

302 N. Independence, Suite 1500 Enid, Oklahoma		73701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (580) 233-8955

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 1, 2011, Continental Resources, Inc. issued a press release announcing an increase in its 2011 capital expenditures budget to $1.75 billion and revised 2011 financial and production guidance. A copy of the press release is being furnished as an exhibit to this report on Form 8-K.

In accordance with General Instruction B.2 to Form 8-K, the information being filed under Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit

Exhibit Number	Description

99.1	Press release dated March 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL RESOURCES, INC. (Registrant)
Dated: March 1, 2011

	By:	/s/ John D. Hart

John D. Hart
Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

99.1	Press release dated March 1, 2011